EXHIBIT 16
                            Schedule of Computations

The following illustrates the current yield calculation for the seven day base periods for the Money Market Funds of SSgA Funds.

Money Market Fund
 08/31/98
 Value of hypothetical pre-existing account with exactly
      one share at the beginning of the base period.......................................................      $1.000000000
 Value of the same account (excluding capital changes)
      at the end of the seven-day base period.............................................................       1.001025968
 Net change in account value..............................................................................        .001025968
 Annualized Current Net Yield
      [.001025968 x (365/7)]..............................................................................       5.35%
 Annualized Effective Net Yield
      [(.001025968+1) (365/7)]-1..........................................................................       5.49%

 05/31/98
 Value of hypothetical pre-existing account with exactly
      one share at the beginning of the base period.......................................................      $1.000000000
 Value of the same account (excluding capital changes)
      at the end of the seven-day base period.............................................................       1.001006509
 Net change in account value..............................................................................        .001006509
 Annualized Current Net Yield
      [.001006509 x (365/7)]..............................................................................       5.25%
 Annualized Effective Net Yield
      [(.001006509+1) (365/7)]-1..........................................................................       5.39%

 02/28/98
 Value of hypothetical pre-existing account with exactly
      one share at the beginning of the base period.......................................................      $1.000000000
 Value of the same account (excluding capital changes)
      at the end of the seven-day base period.............................................................       1.001010904
 Net change in account value..............................................................................        .001010904
 Annualized Current Net Yield
      [.001010904 x (365/7)]..............................................................................       5.27%
 Annualized Effective Net Yield
      [(.001010904+1) (365/7)]-1..........................................................................       5.41%

 11/30/97
 Value of hypothetical pre-existing account with exactly
      one share at the beginning of the base period.......................................................      $1.000000000
 Value of the same account (excluding capital changes)
      at the end of the seven-day base period.............................................................       1.001026248
 Net change in account value..............................................................................        .001026248
 Annualized Current Net Yield
      [.001026248 x (365/7)]..............................................................................       5.35%
 Annualized Effective Net Yield
      [(.001026248+1) (365/7)]-1..........................................................................       5.49%

US Government Money Market Fund
08/31/98
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period........................................................     $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period..............................................................      1.000997882
Net change in account value...............................................................................       .000997882
Annualized Current Net Yield
     [.000997882 x (365/7)]...............................................................................      5.20%
Annualized Effective Net Yield
     [(.000997882+1) (365/7)]-1...........................................................................      5.34%

05/31/98
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period........................................................     $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period..............................................................      1.000997034
Net change in account value...............................................................................       .000997034
Annualized Current Net Yield
     [.000997034 x (365/7)]...............................................................................      5.20%
Annualized Effective Net Yield
     [(.000997034+1) (365/7)]-1...........................................................................      5.33%

02/28/98
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period........................................................     $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period..............................................................      1.001004507
Net change in account value...............................................................................       .001004507
Annualized Current Net Yield
     [.001004507 x (365/7)]...............................................................................      5.24%
Annualized Effective Net Yield
     [(.001004507+1) (365/7)]-1...........................................................................      5.37%

11/30/97
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period........................................................     $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period..............................................................      1.001001475
Net change in account value...............................................................................       .001001475
Annualized Current Net Yield
     [.001001475 x (365/7)]...............................................................................      5.22%
Annualized Effective Net Yield
     [(.001001475+1) (365/7)]-1...........................................................................      5.36%

Prime Money Market Fund
08/31/98
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period........................................................     $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period..............................................................      1.001051292
Net change in account value...............................................................................       .001051292
Annualized Current Net Yield
     [.001051292 x (365/7)]...............................................................................      5.48%
Annualized Effective Net Yield
     [(.001051292+1) (365/7)]-1...........................................................................      5.63%

05/31/98
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period........................................................     $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period..............................................................      1.001051357
Net change in account value...............................................................................       .001051357
Annualized Current Net Yield
     [.001051357 x (365/7)]...............................................................................      5.48%
Annualized Effective Net Yield
     [(.001051357+1) (365/7)]-1...........................................................................      5.63%

02/28/98
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period........................................................     $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period..............................................................      1.001054098
Net change in account value...............................................................................       .001054098
Annualized Current Net Yield
     [.001054098 x (365/7)]...............................................................................      5.50%
Annualized Effective Net Yield
     [(.001054098+1) (365/7)]-1...........................................................................      5.65%

11/30/97
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period........................................................     $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period..............................................................      1.001066950
Net change in account value...............................................................................       .001066950
Annualized Current Net Yield
     [.001066950 x (365/7)]...............................................................................      5.56%
Annualized Effective Net Yield
     [(.001066950+1) (365/7)]-1...........................................................................      5.72%

US Treasury Money Market Fund
08/31/98
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period........................................................     $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period..............................................................      1.001035336
Net change in account value...............................................................................       .001035336
Annualized Current Net Yield
     [.001035336 x (365/7)]...............................................................................      5.40%
Annualized Effective Net Yield
     [(.001035336+1) (365/7)]-1...........................................................................      5.54%

05/31/98
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period........................................................     $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period..............................................................      1.001033398
Net change in account value...............................................................................       .001033398
Annualized Current Net Yield
     [.001033398 x (365/7)]...............................................................................      5.39%
Annualized Effective Net Yield
     [(.001033398+1) (365/7)]-1...........................................................................      5.53%

02/28/98
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period........................................................     $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period..............................................................      1.001044248
Net change in account value...............................................................................       .001044248
Annualized Current Net Yield
     [.001044248 x (365/7)]...............................................................................      5.45%
Annualized Effective Net Yield
     [(.001044248+1) (365/7)]-1...........................................................................      5.59%

11/30/97
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period........................................................     $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period..............................................................      1.001052832
Net change in account value...............................................................................       .001052832
Annualized Current Net Yield
     [.001052832 x (365/7)]...............................................................................      5.49%
Annualized Effective Net Yield
     [(.001052832+1) (365/7)]-1...........................................................................      5.64%

Tax Free Money Market Fund
08/31/98
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period........................................................     $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period..............................................................      1.000585323
Net change in account value...............................................................................       .000585323
Annualized Current Net Yield
     [.000585323 x (365/7)]...............................................................................      3.05%
Annualized Current Tax Equivalent Net Yield
     [3.05%/(1-0.396)]....................................................................................      5.05%
Annualized Effective Net Yield
     [(.000585323+1) (365/7)]-1...........................................................................      3.10%
Annualized Effective Tax Equivalent Net Yield
     [3.10%/(1-0.396)]....................................................................................      5.13%
30 Day Annualized Current Net Yield.......................................................................      2.90%
30 Day Annualized Current Tax Equivalent Net Yield........................................................      4.81%

05/31/98
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period........................................................     $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period..............................................................      1.000610609
Net change in account value...............................................................................       .000610609
Annualized Current Net Yield
     [.000610609 x (365/7)]...............................................................................      3.18%
Annualized Current Tax Equivalent Net Yield
     [3.18%/(1-0.396)]....................................................................................      5.27%
Annualized Effective Net Yield
     [(.000610609+1) (365/7)]-1...........................................................................      3.23%
Annualized Effective Tax Equivalent Net Yield
     [3.23%/(1-0.396)]....................................................................................      5.35%
30 Day Annualized Current Net Yield.......................................................................      3.19%
30 Day Annualized Current Tax Equivalent Net Yield........................................................      5.29%

Tax Free Money Market Fund (continued)
02/28/98
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period........................................................     $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period  ............................................................      1.000569457
Net change in account value...............................................................................       .000569457
Annualized Current Net Yield
     [.000569457 x (365/7)]...............................................................................      2.97%
Annualized Current Tax Equivalent Net Yield
     [2.97%/(1-0.396)]....................................................................................      4.92%
Annualized Effective Net Yield
     [(.000569457+1) (365/7)]-1...........................................................................      3.01%
Annualized Effective Tax Equivalent Net Yield
     [3.01%/(1-0.396)]....................................................................................      4.98%
30 Day Annualized Current Net Yield.......................................................................      2.80%
30 Day Annualized Current Tax Equivalent Net Yield........................................................      4.64%

11/30/97
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period........................................................     $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period  ............................................................      1.000616063
Net change in account value...............................................................................       .000616063
Annualized Current Net Yield
     [.000616063 x (365/7)]...............................................................................      3.21%
Annualized Current Tax Equivalent Net Yield
     [3.21%/(1-0.396)]....................................................................................      5.32%
Annualized Effective Net Yield
     [(.000616063+1) (365/7)]-1...........................................................................      3.26%
Annualized Effective Tax Equivalent Net Yield
     [3.26%/(1-0.396)]....................................................................................      5.40%
30 Day Annualized Current Net Yield.......................................................................      3.19%
30 Day Annualized Current Tax Equivalent Net Yield........................................................      5.28%

                      Schedule of Current Yield Computation
                          For the Period Ended 08/31/98
                            (Non-Money Market Funds)

The following is the yield calculation based on a 30-day period computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                     a-b
         YIELD = 2[(------ +1)6-1]
                      cd

Where:    a =  dividends and interest earned during the 30 day period.

          b = expenses accrued for the 30 day period (net of reimbursements).

          c = the average daily number of shares outstanding that were entitled to receive dividends.

          d = the maximum offering price per share on the last day of the period.


Yield Plus

                      2,644,608.54    -   171,096.10
         YIELD = 2[(----------------------------------+1)6-1] = 5.56%
                      54,152,950.87   x   9.97

Intermediate

                      362,492.45      -   37,357.57
         YIELD = 2[(----------------------------------+1)6-1] = 5.16%
                      7,604,706.04    x   10.04

Bond Market

                      859,399.70      -   71,460.08
         YIELD = 2[(----------------------------------+1)6-1] = 5.44%
                      16,982,295.98   x   10.35

High Yield Bond

                      77,534.44       -   6,411.45
         YIELD = 2[(----------------------------------+1)6-1] = 7.39%
                      1,184,553.79    x   9.90

                          Average Annual Total Returns
                          For the Period Ended 08/31/98

The following are the average annual total returns for the SSgA Funds, computed by finding the average compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1 + T)n = ERV

Where:      P  =    a hypothetical initial payment of $1,000

            T  =    average annual total return

            n  =    number of years

          ERV  =    ending redeemable value of a hypothetical $1,000 payment
                    made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

S&P 500 Index
  5.67 years                                                        $1,000 (1 + 17.31%)5.67              = $2,472
  5.00 years                                                        $1,000 (1 + 17.99%)5.00              = $2,287
  1    year                                                         $1,000 (1 + 7.91%)1                  = $1,079

Small Cap
  6.17 years                                                        $1,000 (1 + 13.56%)6.17              = $2,192
  5.00 years                                                        $1,000 (1 + 11.91%)5.00              = $1,755
  1    year                                                         $1,000 (1 - 22.32%)1                 = $777

Matrix Equity
  6.33 years                                                        $1,000 (1 + 15.74%)6.33              = $2,523
  5.00 years                                                        $1,000 (1 + 15.70%)5.00              = $2,073
  1    year                                                         $1,000 (1 + 2.09%)1                  = $1,021

Growth and Income
  5.00 years                                                        $1,000 (1 + 16.89%)5.00              = $2,182
  1    year                                                         $1,000 (1 + 10.93%)1                 = $1,093

Special Equity
  0.33 years                                                        $1,000 (1 - 28.30%)0.33              = $896

Real Estate Equity
  0.33 years                                                        $1,000 (1 - 17.99%)0.33              = $937

Emerging Markets
  4.50 years                                                        $1,000 (1 - 7.49%)4.50               = $704
  1    year                                                         $1,000 (1 - 45.36%)1                 = $546

Active International
  3.48 years                                                        $1,000 (1 + 1.66%)3.48               = $1,059
  1    year                                                         $1,000 (1 - 9.50%)1                  = $905

International Growth
Opportunities
  0.33 years                                                        $1,000 (1 - 15.80%)0.33              = $945

                          For the Period Ended 08/31/98

Yield Plus
  5.81 years                                                        $1,000 (1 + 5.04%)5.81               = $1,331
  5.00 years                                                        $1,000 (1 + 5.29%)5.00               = $1,294
  1    year                                                         $1,000 (1 + 5.40%)1                  = $1,054

Intermediate
  5.00 years                                                        $1,000 (1 + 5.36%)5.00               = $1,298
  1    year                                                         $1,000 (1 + 8.64%)1                  = $1,086

Bond Market
  2.56 years                                                        $1,000 (1 + 6.54%)2.56               = $1,176
  1    year                                                         $1,000 (1 + 9.86%)1                  = $1,099

High Yield Bond
  0.33 years                                                        $1,000 (1 - 0.59%)0.33               = $998

Life Solutions Growth
  1.17 years                                                        $1,000 (1 - 0.28%)1.17               = $1,003
  1    year                                                         $1,000 (1 - 2.68%)1                  = $973

Life Solutions Balanced
  1.17 years                                                        $1,000 (1 + 2.10%)1.17               = $1,025
  1    year                                                         $1,000 (1 + 0.33%)1                  = $1,003

Life Solutions Income and Growth
  1.17 years                                                        $1,000 (1 + 4.76%)1.17               = $1,056
  1    year                                                         $1,000 (1 + 3.53%)1                  = $1,035

                  Periods less than one year are not annualized